                                                                    EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-51216 of Greyhound Financial Corporation on Form S-3 of our report dated March 4, 1994, appearing in this Annual Report on Form 10-K of Greyhound Financial Corporation for the year ended December 31, 1994.




Deloitte & Touche LLP
March 8, 1994